Earnings (Loss) Per Share	12 Months Ended
Dec. 31, 2014
Earnings Per Share [Abstract]
Earnings (Loss) Per Share

NOTE 10 — EARNINGS (LOSS) PER SHARE

Basic earnings (loss) per share is computed by dividing net earnings (loss) attributable to Real Industry, Inc. by the weighted average number of common shares outstanding for the reporting period. The Company distributed subscription rights to all of its existing stockholders as of January 28, 2015, and the subscription rights price represented a discount to the market value of Real Industry’s common stock upon the closing of the Rights Offering, with respect to common stockholders, on February 27, 2015. The discount in the Rights Offering represents an implied stock dividend, which requires retroactive adjustment of the weighted average shares outstanding reported in reporting periods prior to the completion of the Rights Offering.  As reported in our Annual Report, adjustments to the weighted average shares outstanding in all reporting periods disclosed in these consolidated financial statements reflect an 8.3% increase from weighted average shares outstanding reported in filings made prior to the Annual Report, based on the fair value per share immediately preceding the closing of the Rights Offering and the theoretical fair value immediately after the closing of the Rights Offering. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. For the calculation of diluted earnings per share, the basic weighted average number of shares is increased by the dilutive effect of unvested restricted common stock awards, common stock options and the Warrants, determined using the treasury stock method.

Unvested restricted common stock, common stock options and the Warrants are anti-dilutive and excluded from the computation of diluted earnings per share if the assumed proceeds upon exercise or vesting are greater than the cost to reacquire the same number of shares at the average market price during the period. The dilutive impact of these securities could be included in future computations of diluted earnings per share if the Company reports net earnings. For the years ended December 31, 2013 and 2012, the impact of all outstanding unvested restricted common stock, common stock options and the Warrants are excluded from diluted loss per share as their impact would be anti-dilutive.

The following table sets forth the computation of basic and diluted earnings (loss) per share for the years ended December 31, 2014, 2013 and 2012:

	Year Ended December 31,
(Dollars in thousands, except per share amounts)	2014	2013	2012
Loss from continuing operations	$(148)	$(14,185)	$(8,768)
Earnings (loss) from discontinued operations, net of income taxes	5,560	4,151	1,300
Net loss	5,412	(10,034)	(7,468)
Loss attributable to noncontrolling interest	(91)	—	—
Net loss attributable to Real Industry, Inc.	$5,503	$(10,034)	$(7,468)
Basic and diluted earnings (loss) per share:
Weighted average basic and diluted shares outstanding	13,403,083	12,839,761	12,572,843
Earnings (loss) per share
Continuing operations	$—	$(1.11)	$(0.69)
Discontinued operations	0.41	0.32	0.10
Basic and diluted earnings (loss) per share	$0.41	$(0.79)	$(0.59)

The following table provides details on the average market price of Real Industry common stock and the incremental shares that would have been included in the diluted shares outstanding computation for the years ended December 31, 2013 and 2012, had they not been anti-dilutive:

	Year Ended December 31,
	2014	2013	2012
Average market price of Real Industry common stock	$9.58	$8.57	$3.56
Potentially dilutive common stock equivalents:
Unvested restricted common stock	47,135	252,313	80,913
Common stock options	418,544	302,260	1,421
Warrants	533,356	301,443	—
Total potentially dilutive common stock equivalents	999,035	856,016	82,334